UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	March 31, 2016

Item 1.	Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (14.8% of Net Assets)

$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 2.082%, due 07/15/26(1)(2)	$1,134,250
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	762,338
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	518,982
565,000	BA Credit Card Trust, (07-A11-A11), 0.506%, due 12/15/19(1)	563,099
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 2.114%, due 07/20/25(1)(2)	1,143,270
891,036	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.303%, due 12/25/33(1)(2)	846,629
737,456	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.793%, due 04/25/34(1)(2)	680,473
726,923	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.863%, due 08/25/34(1)(2)	669,332
359,079	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.803%, due 01/25/35(1)(2)	322,596
1,034,195	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.663%, due 12/25/36(1)(2)	858,572
498,267	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.673%, due 07/25/37(1)(2)	417,349
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.829%, due 02/25/35(1)	2,071,529
565,000	Chase Issuance Trust, (12-A2-A2), 0.706%, due 05/15/19(1)	564,809
1,020,370	CIT Education Loan Trust, (07-1-A), (144A), 0.72%, due 03/25/42(1)(2)	936,613
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.122%, due 04/15/27(1)(2)	1,134,049
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.235%, due 04/26/32(1)(2)	1,201,620
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.469%, due 10/25/35(1)(2)	648,606
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.783%, due 03/25/36(1)(2)	1,448,112
2,350,738	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.083%, due 08/27/46(1)(2)	2,155,801
524,712	GE Business Loan Trust, (04-2A-A), (144A), 0.656%, due 12/15/32(1)(2)	517,404
356,514	GE Business Loan Trust, (05-1A-A3), (144A), 0.686%, due 06/15/33(1)(2)	329,129
694,353	GE Business Loan Trust, (05-2A-A), (144A), 0.676%, due 11/15/33(1)(2)	664,741
362,500	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(2)	338,994
363,153	Goal Capital Funding Trust, (06-1-B), 1.079%, due 08/25/42(1)	319,997
518,200	Higher Education Funding I, (14-1-A), (144A), 1.679%, due 05/25/34(1)(2)	503,865
439,810	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	439,171
355,000	Honda Auto Receivables Owner Trust, (15-1-A3), 1.05%, due 10/15/18	354,815
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 2.12%, due 04/18/26(1)(2)	269,149
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(2)	538,400
265,333	National Collegiate Student Loan Trust, (06-3-A3), 0.583%, due 10/25/27(1)	263,463
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.383%, due 11/25/43(1)(2)	519,511
376,230	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	375,723
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.519%, due 10/25/41(1)	2,093,610
418,861	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(2)	428,574
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.533%, due 03/28/46(1)(2)	966,750
512,198	SLC Student Loan Trust, (04-1-B), 0.908%, due 08/15/31(1)	434,869
437,665	SLC Student Loan Trust, (05-2-B), 0.914%, due 03/15/40(1)	366,115
620,006	SLC Student Loan Trust, (06-1-B), 0.844%, due 03/15/39(1)	500,500
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.734%, due 09/15/26(1)	967,719
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.384%, due 12/15/25(1)(2)	2,201,396
536,579	SLM Student Loan Trust, (04-2-B), 1.089%, due 07/25/39(1)	458,409
565,821	SLM Student Loan Trust, (05-4-B), 0.799%, due 07/25/40(1)	479,958
615,730	SLM Student Loan Trust, (05-9-B), 0.919%, due 01/25/41(1)	484,487
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.789%, due 01/25/41(1)	1,210,047
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.779%, due 01/25/41(1)	1,206,574

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (continued)
$188,177	SLM Student Loan Trust, (07-6-B), 1.469%, due 04/27/43(1)	$161,338
150,000	SLM Student Loan Trust, (07-7-B), 1.369%, due 10/25/28(1)	118,867
117,774	SLM Student Loan Trust, (07-8-B), 1.619%, due 04/27/43(1)	99,417
225,000	SLM Student Loan Trust, (08-2-B), 1.819%, due 01/25/29(1)	187,636
225,000	SLM Student Loan Trust, (08-3-B), 1.819%, due 04/25/29(1)	188,040
225,000	SLM Student Loan Trust, (08-4-B), 2.469%, due 04/25/29(1)	204,242
225,000	SLM Student Loan Trust, (08-5-B), 2.469%, due 07/25/29(1)	202,161
225,000	SLM Student Loan Trust, (08-6-B), 2.469%, due 07/25/29(1)	206,829
225,000	SLM Student Loan Trust, (08-7-B), 2.469%, due 07/25/29(1)	198,824
225,000	SLM Student Loan Trust, (08-8-B), 2.869%, due 10/25/29(1)	215,018
225,000	SLM Student Loan Trust, (08-9-B), 2.869%, due 10/25/29(1)	213,265
783,340	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(2)	901,886
459,004	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(2)	570,635
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.881%, due 07/01/42(1)(2)	1,123,880
365,078	Toyota Auto Receivables Owner Trust, (14-A-A3), 0.67%, due 12/15/17	364,629
434,363	Vermont Student Assistance Corp., (12-1-A), 1.138%, due 07/28/34(1)	417,327

	Total Asset-Backed Securities (Cost: $41,119,969)	40,685,393

	Collateralized Mortgage Obligations (56.9%)

	Commercial Mortgage-Backed Securities—Agency (1.1%)
5,129,281	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.256%, due 01/25/20(I/O)(1)	182,641
11,832,972	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.452%, due 02/25/18(I/O)(1)	275,242
6,305,688	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.079%, due 01/25/19(I/O)(1)	390,400
623,821	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	647,313
8,907,147	Federal National Mortgage Association, (11-M5-A2), 1.236%, due 07/25/21(ACES)(I/O)(1)	494,007
524,460	Federal National Mortgage Association, (12-M11-FA), 0.895%, due 08/25/19(ACES)(1)	525,513
18,084,043	Government National Mortgage Association, (09-114-IO), 0.159%, due 10/16/49(I/O)(1)	270,841
6,763,574	Government National Mortgage Association, (11-152-IO), 0.94%, due 08/16/51(I/O)(1)	239,870

	Total Commercial Mortgage-Backed Securities—Agency	3,025,827

	Commercial Mortgage-Backed Securities—Non-Agency (1.7%)
8,267,878	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.165%, due 09/10/45(I/O)(1)(2)(3)	633,057
846,927	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	849,770
968,696	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	976,833
261,181	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32(2)	268,234
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(2)	693,001
115,581	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46(2)	117,557
1,100,000	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	1,138,653

	Total Commercial Mortgage-Backed Securities—Non-Agency	4,677,105

	Residential Mortgage-Backed Securities—Agency (2.0%)
215,743	Federal Home Loan Mortgage Corp., (1673-SD), 15.556%, due 02/15/24(I/F) (PAC)(1)	273,080

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Agency (Continued)
$465,852	Federal Home Loan Mortgage Corp., (1760-ZD), 1.28%, due 02/15/24(1)	$456,540
223,234	Federal Home Loan Mortgage Corp., (2990-JK), 20.259%, due 03/15/35(I/F)(1)	328,733
4,168,646	Federal Home Loan Mortgage Corp., (3122-SG), 5.194%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)	749,705
1,326,228	Federal Home Loan Mortgage Corp., (3239-SI), 6.214%, due 11/15/36(I/O) (I/F) (PAC)(1)	253,503
630,393	Federal Home Loan Mortgage Corp., (3323-SA), 5.674%, due 05/15/37(I/O) (I/F)(1)	85,098
519,714	Federal Home Loan Mortgage Corp., (3459-JS), 5.814%, due 06/15/38(I/O) (I/F)(1)	86,272
2,653,389	Federal Home Loan Mortgage Corp., (4030-HS), 6.174%, due 04/15/42(I/O) (I/F)(1)	522,362
3,659,050	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)	119,463
470,098	Federal National Mortgage Association, (07-42-SE), 5.677%, due 05/25/37(I/O) (I/F)(1)	70,548
3,465,226	Federal National Mortgage Association, (07-48-SD), 5.667%, due 05/25/37(I/O) (I/F)(1)	595,121
662,680	Federal National Mortgage Association, (09-69-CS), 6.317%, due 09/25/39(I/O) (I/F)(1)	122,742
3,733,302	Government National Mortgage Association, (06-35-SA), 6.168%, due 07/20/36(I/O) (I/F)(1)	716,407
6,511,965	Government National Mortgage Association, (06-61-SA), 4.318%, due 11/20/36(I/O) (I/F) (TAC)(1)	764,526
3,828,123	Government National Mortgage Association, (08-58-TS), 5.968%, due 05/20/38(I/O) (I/F) (TAC)(1)	544,287

	Total Residential Mortgage-Backed Securities—Agency	5,688,387

	Residential Mortgage-Backed Securities—Non-Agency (52.1%)
630,494	ACE Securities Corp., (04-IN1-A1), 1.073%, due 05/25/34(1)	557,565
1,997,818	ACE Securities Corp., (07-ASP1-A2C), 0.693%, due 03/25/37(1)	1,163,259
1,526,226	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.943%, due 08/25/35(1)	490,739
834,401	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.173%, due 03/25/36(1)(4)	628,411
1,066,527	Asset-Backed Funding Certificates, (05-HE2-M2), 1.183%, due 06/25/35(1)	1,057,719
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.733%, due 05/25/37(1)(2)	1,153,004
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.733%, due 01/25/36(1)	1,337,475
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.703%, due 03/25/36(1)	2,233,599
1,151,776	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.583%, due 12/25/36(1)	973,961
2,613,419	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.573%, due 12/25/36(1)	2,078,060
1,598,681	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.833%, due 11/25/35(1)(4)	1,215,816
944,434	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	942,106
614,512	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(4)	573,799
334,985	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(2)	358,420
244,074	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.829%, due 06/27/36(1)(2)	243,931
768,222	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.831%, due 05/27/37(1)(2)	761,877
1,340,813	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,299,868
582,848	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.534%, due 03/26/37(1)(2)	574,818
926,458	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.429%, due 09/11/38(1)(2)	874,731
917,113	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.762%, due 10/25/33(1)	906,263
872,616	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.66%, due 10/25/35(1)	842,598
970,565	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.694%, due 06/25/47(1)(4)	862,019
1,011,059	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(1)	1,002,655
658,697	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.663%, due 04/25/36(1)	607,753
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	473,749
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.683%, due 06/25/36(1)	2,880,818
1,025,570	CIM Trust, (15-4AG-A1), (144A), 2.426%, due 10/25/57(1)(2)	1,003,102
862,547	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.73%, due 10/25/35(1)	837,402

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$2,684,624	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.852%, due 10/25/35(1)(4)	$2,254,880
1,156,265	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.673%, due 10/25/36(1)	1,119,610
1,650,872	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(4)	1,485,131
953,172	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(4)	837,229
304,608	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	329,480
1,902,245	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30(2)	1,435,260
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,207,833
555,749	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20(4)	548,292
1,249,460	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.333%, due 10/25/47(1)	1,121,921
1,187,307	Countrywide Home Loans, (04-HYB4-B1), 2.69%, due 09/20/34(1)(4)	247,826
40,834,705	Countrywide Home Loans, (06-14-X), 0.235%, due 09/25/36(I/O)(1)	360,138
2,140,044	Countrywide Home Loans, (06-HYB2-1A1), 2.949%, due 04/20/36(1)	1,826,495
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.173%, due 06/25/34(1)	632,727
1,950,909	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	1,358,031
1,060,780	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(4)	809,933
866,588	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	845,287
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 0.883%, due 07/25/35(1)	1,188,665
1,843,937	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.391%, due 01/25/36	1,364,437
3,119,577	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.535%, due 12/25/36	2,230,074
1,638,177	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.496%, due 02/25/37	1,159,171
1,609,528	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.496%, due 02/25/37	1,138,810
1,768,661	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.983%, due 03/25/37	1,042,183
1,298,715	CSMC Trust, (14-CIM1-A1), (144A), 2.186%, due 01/25/58(1)(2)	1,299,170
2,987,461	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 5.96%, due 06/25/36(1)(4)	2,486,379
1,275,194	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.623%, due 02/25/37(1)(4)	945,860
364,559	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(1)	292,980
1,323,866	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.593%, due 10/25/36(1)	853,068
1,846,426	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.643%, due 12/25/37(1)	1,151,079
1,004,280	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.382%, due 12/25/35(1)(4)	832,896
369,139	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	377,230
156,888	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	160,771
465,870	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	514,026
617,010	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(1)	678,825
306,236	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	318,617
126,954	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	132,640
427,876	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	463,122
504,406	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	523,838
431,331	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	462,624
456,728	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	494,065
1,023,648	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30(1)	1,083,134
1,981,934	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,129,229
796,336	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.613%, due 05/25/36(1)(4)	542,637
668,187	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.869%, due 05/25/35(1)	608,631
654,296	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	593,540
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.723%, due 01/25/36(1)	983,158
900,027	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.763%, due 10/25/34(1)	847,034

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,151,788	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.025%, due 10/25/35(1)	$942,246
1,623,305	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.426%, due 07/25/36(I/O)(1)	21,349
1,305,755	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 4.557%, due 06/25/36(1)(4)	967,376
1,888,751	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.863%, due 05/25/37(1)(4)	1,438,500
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.623%, due 04/25/37(1)	1,398,328
196,657	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	195,861
1,239,296	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.492%, due 05/25/36(1)(4)	849,518
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.666%, due 11/25/36(1)	1,112,457
978,708	JPMorgan Mortgage Trust, (04-A6-5A1), 2.799%, due 12/25/34(1)	950,265
237,246	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	174,220
290,444	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	305,380
1,560,923	Lehman XS Trust, (06-10N-1A3A), 0.643%, due 07/25/46(1)(4)	1,213,821
2,249,112	Lehman XS Trust, (06-12N-A31A), 0.633%, due 08/25/46(1)(4)	1,702,598
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.333%, due 10/25/34(1)	1,533,724
1,483,889	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(4)	1,080,025
660,000	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 0.733%, due 01/25/36(1)	626,345
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.713%, due 05/25/37(1)	1,304,478
961,691	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.563%, due 06/25/37(1)	656,339
1,963,751	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.613%, due 06/25/37(1)	1,195,455
731,052	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 3%, due 08/25/36(1)	673,494
529,707	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	609,743
529,707	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	566,742
375,922	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	402,750
336,826	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	358,150
944,989	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.633%, due 06/25/33(1)	912,101
21,338	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 1.213%, due 07/25/35(1)	21,435
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.228%, due 07/25/35(1)	1,460,275
1,473,384	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 0.573%, due 04/25/36(1)	1,325,965
1,077,126	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.375%, due 11/25/37(1)	774,643
1,481,096	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.713%, due 02/25/36(1)	1,354,842
1,007,836	MortgageIT Trust, (05-5-A1), 0.693%, due 12/25/35(1)	880,796
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.683%, due 04/25/37(1)	2,599,943
296,732	New Century Home Equity Loan Trust, (05-3-M1), 0.913%, due 07/25/35(1)	296,793
1,450,000	New Century Home Equity Loan Trust, (05-B-A2D), 0.833%, due 10/25/35(1)	1,373,828
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 0.773%, due 12/25/35(1)	1,423,462
1,916,846	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.853%, due 02/25/36(1)	1,430,538
2,076,943	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29(1)	1,448,991
1,187,145	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	942,364
687,806	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	573,258
479,904	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	506,452
564,954	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(1)	602,186
177,958	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	179,949
495,883	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	526,315
1,344,272	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30(1)	1,283,625
438,774	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36(1)	465,175

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,226,138	Park Place Securities, Inc., (05-WCW1-M1), 0.883%, due 09/25/35(1)	$1,219,686
826,295	Park Place Securities, Inc., (05-WHQ2-M1), 1.063%, due 05/25/35(1)	823,971
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.283%, due 01/25/36	476,043
1,228,952	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36(4)	1,007,995
1,140,000	RASC Series Trust, (05-KS11-M1), 0.833%, due 12/25/35(1)	1,091,587
1,854,132	Residential Accredit Loans, Inc., (05-QA7-A1), 3.281%, due 07/25/35(1)(4)	1,439,346
1,228,621	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.37%, due 07/25/35(1)(4)	979,153
1,400,243	Residential Accredit Loans, Inc., (06-QA10-A2), 0.613%, due 12/25/36(1)	1,041,926
894,104	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(4)	778,002
21,751,560	Residential Accredit Loans, Inc., (06-QS11-AV), 0.342%, due 08/25/36(I/O)(1)	320,268
10,418,375	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.758%, due 06/25/36(I/O)(1)	319,296
2,058,308	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(4)	1,620,155
25,084,489	Residential Accredit Loans, Inc., (07-QS2-AV), 0.325%, due 01/25/37(I/O)(1)	342,344
24,723,933	Residential Accredit Loans, Inc., (07-QS3-AV), 0.335%, due 02/25/37(I/O)(1)	372,337
599,621	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(4)	480,400
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.723%, due 08/25/36(1)	1,143,848
1,318,052	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36(4)	892,124
3,934,919	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	776,258
66,511,155	Residential Funding Mortgage Securities, (06-S9-AV), 0.306%, due 09/25/36(I/O)(1)	853,278
137,766	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	139,721
703,600	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30(2)	721,606
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.653%, due 01/25/37(1)	2,750,211
1,400,000	Soundview Home Loan Trust, (06-1-A4), 0.733%, due 02/25/36(1)	1,270,384
1,500,000	Soundview Home Loan Trust (06-EQ1-A4), 0.683%, due 10/25/36(1)	1,018,497
663,337	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.743%, due 10/25/35(1)	493,138
796,863	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47(1)	626,263
1,175,000	Structured Asset Investment Loan Trust, (05-3-M2), 1.093%, due 04/25/35(1)	1,129,866
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.863%, due 11/25/35(1)	973,970
1,600,000	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 0.736%, due 10/25/36(1)(2)	1,451,576
6	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 2.974%, due 01/25/38(1)(2)	—
52,740	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	52,514
232,773	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(1)	238,787
290,597	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	316,646
2,837,996	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.583%, due 01/25/37(1)	1,506,872
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.643%, due 01/25/37(1)	557,551
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.683%, due 07/25/36(1)	1,431,099
971,107	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.807%, due 07/25/36(1)(4)	934,713
763,140	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.866%, due 04/25/37(1)(4)	715,780
378,336	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	398,179

	Total Residential Mortgage-Backed Securities—Non-Agency	143,620,973

	Total Collateralized Mortgage Obligations (Cost: $145,080,953)	157,012,292

	Corporate Bonds (16.4%)

	Airlines (1.4%)
397,515	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	425,341

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Airlines (Continued)
$1,132,606	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	$1,228,524
457,823	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	520,202
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 1.067%, due 05/15/18(EETC)(1)	992,500
638,537	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	713,565

	Total Airlines	3,880,132

	Auto Manufacturers (0.2%)
450,000	Ford Motor Credit Co. LLC, 3.336%, due 03/18/21	463,700

	Banks (4.6%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,038,468
500,000	Barclays PLC (United Kingdom), 4.375%, due 01/12/26	495,099
500,000	Capital One NA, 2.4%, due 09/05/19	498,275
2,000,000	Citigroup, Inc., 1.179%, due 08/25/36(1)	1,303,551
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	497,371
1,900,000	JPMorgan Chase Capital XXI, 1.563%, due 01/15/87(1)	1,339,500
1,000,000	JPMorgan Chase Capital XXIII, 1.618%, due 05/15/77(1)	688,750
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	733,536
2,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	2,090,173
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21(2)	1,034,290
400,000	Morgan Stanley, 3.875%, due 04/29/24	420,284
1,000,000	Morgan Stanley, 3.875%, due 01/27/26	1,045,002
280,000	Royal Bank of Scotland Group PLC (United Kingdom), 4.8%, due 04/05/26	280,882
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	554,030
600,000	UBS Group Funding Jersey, Ltd., (144A), 4.125%, due 09/24/25(2)	602,127

	Total Banks	12,621,338

	Beverages (0.5%)
600,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	674,914
263,000	Constellation Brands, Inc., 6%, due 05/01/22	297,190
275,000	DS Services of America, Inc., (144A), 10%, due 09/01/21(2)	312,813

	Total Beverages	1,284,917

	Biotechnology (0.2%)
500,000	Celgene Corp., 4.625%, due 05/15/44	511,412

	Computers (0.2%)
670,000	Apple, Inc., 4.65%, due 02/23/46	733,163

	Diversified Financial Services (0.1%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18(2)	272,813

	Electric (1.1%)
550,000	Dominion Resources, Inc., 4.104%, due 04/01/21	562,923
165,000	Dynegy, Inc., 5.875%, due 06/01/23	139,013
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(2)	784,280
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	892,746
500,000	Puget Energy, Inc., 6%, due 09/01/21	570,775

	Total Electric	2,949,737

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Engineering & Construction (0.3%)
$700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(2)	$759,886

	Entertainment (0.1%)
275,000	Churchill Downs, Inc., (144A), 5.375%, due 12/15/21(2)	284,625

	Healthcare-Services (0.8%)
275,000	Centene Escrow Corp., (144A), 5.625%, due 02/15/21(2)	287,375
140,000	CHS / Community Health Systems, Inc., 5.125%, due 08/15/18	142,100
300,000	DaVita HealthCare Partners, Inc., 5%, due 05/01/25	298,500
260,000	Fresenius Medical Care US Finance, Inc., (144A), 5.75%, due 02/15/21(2)	282,750
550,000	HCA, Inc., 5.875%, due 03/15/22	596,750
650,000	Tenet Healthcare Corp., (144A), 4.134%, due 06/15/20(1)(2)	648,375

	Total Healthcare-Services	2,255,850

	Insurance (0.2%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	716,787

	Lodging (0.1%)
202,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	210,322

	Media (1.2%)
400,000	21st Century Fox America, Inc., 3.7%, due 10/15/25	419,649
250,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23(2)	257,969
150,000	CBS Corp., 4%, due 01/15/26	156,420
800,000	CCO Safari II LLC, (144A), 4.464%, due 07/23/22(2)	835,118
150,000	CCO Safari II LLC, (144A), 6.484%, due 10/23/45(2)	167,077
200,000	CCOH Safari LLC, (144A), 5.75%, due 02/15/26(2)	207,750
275,000	DISH DBS Corp., 5.125%, due 05/01/20	275,000
275,000	Neptune Finco Corp., (144A), 6.625%, due 10/15/25(2)	298,375
200,000	Numericable-SFR SA (France), (144A), 4.875%, due 05/15/19(2)	200,000
432,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.375%, due 04/15/21(2)	451,980

	Total Media	3,269,338

	Miscellaneous Manufacturers (0.6%)
2,000,000	General Electric Capital Corp., 1.098%, due 08/15/36(1)	1,662,338

	Packaging & Containers (0.1%)
280,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 3.634%, due 12/15/19(1)(2)	276,500

	Pharmaceuticals (0.6%)
500,000	AstraZeneca PLC (United Kingdom), 3.375%, due 11/16/25	518,542
300,000	Baxalta, Inc., (144A), 2.875%, due 06/23/20(2)	299,779
500,000	Express Scripts Holding Co., 3.3%, due 02/25/21	512,597
135,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.625%, due 12/01/21(2)	106,988
350,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23(2)	274,750
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25(2)	116,625

	Total Pharmaceuticals	1,829,281

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Pipelines (1.1%)
$700,000	Boardwalk Pipelines LP, 5.875%, due 11/15/16	$701,742
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	50,528
250,000	Energy Transfer Partners LP, 3.633%, due 11/01/66(1)	141,400
490,000	Energy Transfer Partners LP, 6.125%, due 02/15/17	501,710
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,545,000

	Total Pipelines	2,940,380

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,422,486

	REIT (1.0%)
135,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	141,919
135,000	ESH Hospitality, Inc., (144A), 5.25%, due 05/01/25(2)	131,625
630,000	HCP, Inc., 4.25%, due 11/15/23	632,853
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	779,930
950,000	SL Green Realty Corp., 5%, due 08/15/18	997,471

	Total REIT	2,683,798

	Retail (0.1%)
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	224,480

	Software (0.3%)
780,000	First Data Corp., (144A), 5%, due 01/15/24(2)	783,900
125,000	MSCI, Inc., (144A), 5.75%, due 08/15/25(2)	131,719

	Total Software	915,619

	Telecommunications (1.1%)
400,000	AT&T, Inc., 4.3%, due 12/15/42	368,917
675,000	AT&T, Inc., 4.75%, due 05/15/46	661,034
150,000	Intelsat Jackson Holdings SA (Luxembourg), 7.25%, due 10/15/20	97,500
250,000	Level 3 Financing, Inc., (144A), 5.25%, due 03/15/26(2)	252,500
75,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18(2)	78,844
135,000	T-Mobile USA, Inc., 6.5%, due 01/15/24	141,075
250,000	T-Mobile USA, Inc., 6.625%, due 11/15/20	258,437
125,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	130,600
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	402,383
500,000	Verizon Communications, Inc., 5.85%, due 09/15/35	582,948

	Total Telecommunications	2,974,238

	Total Corporate Bonds (Cost: $43,803,012)	45,143,140

	Municipal Bonds (1.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,214,150
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,185,940
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	913,840

	Total Municipal Bonds (Cost: $3,245,258)	3,313,930

	U.S. Treasury Securities (1.1%)
1,000,000	U.S. Treasury Note, 0.468%, due 10/31/17(1)	1,000,162

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$2,000,000	U.S. Treasury Note, 0.5%, due 01/31/17	$1,998,520

	Total U.S. Treasury Securities (Cost: $2,996,627)	2,998,682

	Total Fixed Income Securities (Cost: $ 236,245,819) (90.4%)	249,153,437

Number of Shares	Common Stock

	Electric (0.0%)
11,293	Mach Gen, LLC (3)(5)	26,821

	REIT (0.9%)
134,886	American Capital Agency Corp.	2,512,926

	Total Common Stock (Cost: $ 2,910,069) (0.9%)	2,539,747

	Money Market Investments
3,045,223	State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.24%(6)	3,045,223

	Total Money Market Investments (Cost: $ 3,045,223) (1.1%)	3,045,223

Principal Amount	Short Term Investment
	Discount Note (Cost: $968,749) (0.4%)
$970,000	Federal Home Loan Bank, 0.01%, due 07/18/16(7)	968,982

	U.S. Treasury Securities (8.0%)
4,760,000	U.S. Treasury Bill, 0.01%, due 04/07/16(7)(8)	4,759,914
5,575,000	U.S. Treasury Bill, 0.01%, due 04/14/16(7)	5,574,811
1,340,000	U.S. Treasury Bill, 0.01%, due 04/21/16(7)(8)	1,339,926
1,440,000	U.S. Treasury Bill, 0.01%, due 04/28/16(7)	1,439,822
6,260,000	U.S. Treasury Bill, 0.01%, due 05/05/16(7)	6,259,499
2,795,000	U.S. Treasury Bill, 0.01%, due 07/21/16(7)	2,792,758

	Total U.S. Treasury Securities (Cost: $22,163,587)	22,166,730

	Total Short-Term Investments (Cost $23,132,336) (8.4%)	23,135,712

	TOTAL INVESTMENTS (Cost $265,333,447) (100.8%)	277,874,119
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)	(2,118,931)

	NET ASSETS (100.0%)	$275,755,188

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2016 (UNAUDITED) (CONT’D)

Futures Contracts—Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
32	S&P 500 E-Mini Index Futures	06/17/16	$3,282,400	$128,181

			$3,282,400	$128,181

SELL
33	10-Year U.S. Treasury Note Futures	06/21/16	$4,302,891	$4,055
6	U.S. Ultra Long Bond Futures	06/21/16	1,035,187	10,815

			$5,338,078	$14,870

Notes to Schedule of Investments:

(1)		Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2016.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2016, the value of these securities amounted to $51,242,788 or 18.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		Restricted security (Note 3).
(4)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)		Non-income producing security.
(6)		Rate disclosed is the 7-day net yield as of March 31, 2016.
(7)		Rate shown represents yield-to-maturity.
(8)		All or a portion of this security is held as collateral for open futures contracts.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

INVESTMENTS BY INDSUTRY MARCH 31, 2016 (UNAUDITED)

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	52.1%
Asset-Backed Securities	14.8
Banks	4.6
Residential Mortgage-Backed Securities—Agency	2.0
REIT	1.9
Commercial Mortgage-Backed Securities—Non-Agency	1.7
Airlines	1.4
Media	1.2
Municipal Bonds	1.2
U.S. Treasury Securities	1.1
Commercial Mortgage-Backed Securities—Agency	1.1
Electric	1.1
Pipelines	1.1
Telecommunications	1.1
Money Market Investments	1.1
Healthcare-Services	0.8
Miscellaneous Manufacturers	0.6
Pharmaceuticals	0.6
Beverages	0.5
Real Estate	0.5
Engineering & Construction	0.3
Software	0.3
Auto Manufacturers	0.2
Biotechnology	0.2
Computers	0.2
Insurance	0.2
Diversified Financial Services	0.1
Entertainment	0.1
Lodging	0.1
Packaging & Containers	0.1
Retail	0.1
Short Term Investments	8.4

Total	100.8%

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2016

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. The U.S. Treasury Note Futures Contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by TCW Investment Management Company (the “Advisor”) in good faith under procedures established by and under the general supervision of TCW Strategic Income Funds’s (the “Fund”) Board of Directors (the “Board”).

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$39,404,073	$1,281,320	$40,685,393
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities—Agency	—	3,025,827	—	3,025,827
Commercial Mortgage-Backed Securities—Non-Agency	—	4,044,048	633,057	4,677,105
Residential Mortgage-Backed Securities—Agency	—	5,688,387	—	5,688,387
Residential Mortgage-Backed Securities—Non-Agency	—	140,255,705	3,365,268	143,620,973

Total Collateralized Mortgage Obligations		153,013,967	3,998,325	157,012,292

Corporate Bonds*	—	45,143,140	—	45,143,140
Municipal Bonds	—	3,313,930	—	3,313,930
U.S. Treasury Securities	2,998,682	—	—	2,998,682

Total Fixed Income Securities	2,998,682	240,875,110	5,279,645	249,153,437

Common Stock*	2,512,926	—	26,821	2,539,747
Money Market Investments	3,045,223	—	—	3,045,223
Short-Term Investments	22,166,730	968,982	—	23,135,712

Total Investments	30,723,561	241,844,092	5,306,466	277,874,119

Asset Derivatives
Futures
Equity Risk	128,181	—	—	128,181
Interest Rate Risk	14,870	—	—	14,870

Total	$30,866,612	$241,844,092	$5,306,466	$278,017,170

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Non- Agency	Residential Mortgage-Backed Securities — Non- Agency	Common Stock	Total
Balance as of December 31, 2015	$1,281,305	$675,801	$3,495,274	$51,524	$5,503,904
Accrued Discounts (Premiums)	—	(4,080)	(130,434)	—	(134,514)
Realized Gain (Loss)		—	—	—	—
Change in Unrealized Appreciation	15	(38,664)	428	4,442	(33,779)
Purchases	—	—	—	58,290	58,290
Sales	—	—	—	(87,435)	(87,435)
Transfers in to Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Balance as of March 31, 2016	$1,281,320	$633,057	$3,365,268	$26,821	$5,306,466

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2016	$15	$(38,664)	$428	$4,442	(33,779)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2016 are as follows:

Description	Fair Value at March 31, 2016	Valuation Techniques*	Unobservable Input	Price or Price Range
Asset-Backed Securities	$1,281,320	Third-party Broker	Broker Quotes	$98.001
Commercial Mortgage—-Backed Securities— Non-Agency	$633,057	Third-party Vendor	Vendor Prices	$7.657
Residential Mortgage-Backed Securities— Non-Agency	$776,257	Third-party Vendor	Vendor Prices	$19.727
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Collateral Strip Rate Securities)	$2,589,011	Third-party Vendor	Vendor Prices	$0.882-$3.065
Common Stock -Electric	$26,821	Third-party Vendor	Vendor Prices	$2.375

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the reasonability of third-party brokers and vendor prices.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At March 31, 2016, the Fund had the following derivatives grouped in the following risk categories:

Schedule of Investments

	Equity Risk	Interest Rate Risk	Total
Futures Contracts	$128,181	$14,870	$143,051

Total Value	$128,181	$14,870	$143,051

Number of Contracts
Futures Contracts(1)	32	39	71

(1)	Amount represents the number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2016 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and write call and put options on securities and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended March 31, 2016, the Fund did not purchase or write any option contracts.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2016, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding at the period ended March 31, 2016.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2016.

Note 2 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At March 31, 2016, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$17,817,658
Unrealized (Depreciation)	(5,360,255)

Net Unrealized Appreciation	$12,457,403

Cost of Investments for Federal Income Tax Purposes	$265,416,716

Note 3 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were two restricted securities at March 31, 2016.

Issuer Description	Acquisition Date	Aggregate Cost	Aggregate Value	Value as Percentage of Fund’s Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.174%, due 09/10/45	2/13/15-2/26/15	$819,002	$633,057	0.23%
Mach Gen, LLC	11/12/15	58,290	26,821	0.01%

		877,292	659,878	0.24%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 6, 2016

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	May 6, 2016